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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                                           Reported): February 24, 2000


              CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2000 , providing for the issuance of the CWMBS, INC., Mortgage Pass-Through
              Certificates, Series 2000-B).


                                   CWMBS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                         333-72655                 95-4449516
----------------------------            ------------         -------------------
(State of Other Jurisdiction            (Commission            (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)

  4500 Park Granada
  Calabasas, California                                             91302
-----------------------                                          ----------
 (Address of Principal                                           (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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



Item 5.       Other Events.
----          ------------

Filing of Computational Materials

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2000-B, Donaldson, Lufkin & Jenrette Secruities Corporation ("DLJ"), as the one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "DLJ Computational Materials") for distribution to its potential investors. Although the Company provided DLJ with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the DLJ Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The DLJ Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated February 24, 2000.





--------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated February 24, 2000, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2000-B.

Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

99.1.    DLJ Computational Materials filed on Form SE dated February 24, 2000.

SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CWMBS, INC.




                                                 By: / s / Celia Coulter
                                                     -----------------------
                                                     Celia Coulter
                                                     Vice President



Dated:    February 24, 2000

                                  Exhibit Index



Exhibit                                                                     Page

99.1.    DLJ Computational Materials filed on Form SE
         dated February 24, 2000.                                            6

                                  EXHIBIT 99.1

      DLJ Computational Materials filed on Form SE dated February 24, 2000.

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599




                                                               February 25, 2000


BY MODEM
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:      CWMBS, Inc.
                  Mortgage Pass-Through Certificates,
                  Series 2000-B
                  -----------------------------------


Ladies and Gentlemen:

         On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                                         Very truly yours,

                                                         / s / Amy Sunshine

                                                         Amy Sunshine




Enclosure